UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 12, 2003

SOUTHWESTERN ENERGY COMPANY
(Exact name of registrant as specified in its charter)

Arkansas	1-8246	71-0205415
(State of incorporation	(Commission	(I.R.S. Employer
or organization)	File Number)	Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 300, Houston, Texas 77032
(Address of principal executive offices, including zip code)

(281) 618-4700
(Registrant's telephone number, including area code)

No Change
(Former name, former address and former fiscal year; if changed since last report)

- 1 -

Item 7.(c)

Exhibits

(99.1) Slide presentation accompanying the March 12, 2003 presentation to investors during the Annual Global Energy Conference sponsored by CIBC World Markets, Inc. at the Millennium Broadway Hotel in New York.

Item 9.

Regulation FD Disclosures

        On March 12, 2003, Harold M. Korell, President and Chief Executive Officer for Southwestern Energy Company, made a presentation to investors at the Annual Global Energy Conference sponsored by CIBC World Markets, Inc. The accompanying slide show is furnished herewith as Exhibit 99.1.

        Southwestern Energy Company is furnishing under Item 9 of this Current Report on Form 8-K the information included as exhibit 99.1 to this report.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY
Registrant

DATE:	March 12, 2003	BY:	/s/ GREG D. KERLEY
Greg D. Kerley
Executive Vice President
and Chief Financial Officer

Exhibit Index
Exhibit No.	Description

99.1	Slide presentation accompanying the March 12, 2003 presentation to investors during the Annual Global Energy Conference sponsored by CIBC World Markets, Inc. at the Millennium Broadway Hotel in New York.